UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 1, 2025

AEBI SCHMIDT HOLDING AG
(Exact Name of Registrant as Specified in Its Charter)

Switzerland	001-42663	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Schulstrasse 4 Frauenfeld, Switzerland		CH-8500
(Address of Principal Executive Offices)		(Zip Code)

+41 44-308-5800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AEBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405  of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

INTRODUCTORY NOTE

As previously disclosed in the Registration Statement on Form S-4, File No. 333-286373, filed by Aebi Schmidt Holding AG, a Switzerland Aktiengesellschaft (the “Company”), filed with the United States Securities and Exchange Commission (the “SEC”) on April 4, 2025, as amended on May 5, 2025 and May 12, 2025 and declared effective by the SEC on May 13, 2025 (the “Registration Statement”), on December 16, 2024, the Company entered into that certain Agreement and Plan of Merger, dated as of December 16, 2024 (as amended, restated or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, The Shyft Group, Inc., a Michigan corporation (the “Shyft”), ASH US Group, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of the Company (“Holdco”), and Badger Merger Sub, Inc., a Michigan corporation and direct, wholly owned subsidiary of Holdco (“Merger Sub”).

On July 1, 2025, Merger Sub merged with and into the Shyft (the “Merger”) pursuant to the terms of the Merger Agreement and in accordance with the Business Corporation Act of the State of Michigan MCL 450.1101 et seq., as amended (the “MCL”), with Shyft surviving the Merger as a direct, wholly owned subsidiary of Holdco and as an indirect, wholly owned subsidiary of the Company.

At the effective time of the Merger (the “Effective Time”):

1.
each share of common stock, no par value, of Shyft (“Shyft Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than any shares of Shyft Common Stock that were held as of immediately prior to the Effective Time by Holdco, the Company, Merger Sub or any of their respective subsidiaries) automatically converted into the right to receive 1.040166432 (the “Exchange Ratio”) fully paid and nonassessable shares of common stock, par value $1.00 per share, of the Company (“Company Common Stock”);

2.
each outstanding restricted stock unit with respect to shares of Shyft Common Stock (other than Shyft Director RSUs (as defined below)) (each, a “Shyft Non-Director RSU”) was assumed by the Company and converted into a number of restricted stock units with respect to shares of the Company Common Stock (each, a “Company RSU”), determined by multiplying (a) the total number of shares of Shyft Common Stock underlying such Shyft Non-Director RSU by (b) the Exchange Ratio;

3.
each outstanding performance-vested restricted stock unit with respect to shares of Shyft Common Stock (each, a “Shyft PSU”) was assumed by the Company and converted into a number of Company RSUs determined by multiplying, (a) for the period prior to the date of the Merger Agreement, (i) the total number of shares of Shyft Common Stock subject to such Shyft PSU as of immediately prior to the Effective Time, assuming performance goals are achieved based on the higher of target or actual performance as of immediately prior to the date of the Merger Agreement, by (ii) the Exchange Ratio, and (b) for the period commencing on the date of the Merger Agreement and ending on the Effective Time, (i) the total number of shares of Shyft Common Stock subject to such Shyft PSU immediately prior to the Effective Time, assuming performance goals are achieved based on target performance as of immediately prior to the Effective Time, by (ii) the Exchange Ratio; and

4.
each outstanding restricted stock unit with respect to shares of Shyft Common Stock that was held by a non-employee director of Shyft (each, a “Shyft Director RSU”) vested in full and was cancelled and converted into the right to receive a number of shares of Company Common Stock determined by multiplying (a) the total number of shares of Shyft Common Stock underlying such Shyft Director RSU, by (b) the Exchange Ratio.

The shares of Company Common Stock are listed for trading on the Nasdaq Global Select Market under the symbol “AEBI.”

The Merger Agreement has been incorporated by reference as an exhibit to this report to provide information regarding its terms and conditions. It is not intended to provide any other factual information about the Company, Shyft, Holdco, Merger Sub, or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement (i) were made by the parties thereto only for purposes of the Merger Agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Merger Agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement; (iv) may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and (v) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to other persons. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement.

ITEM 1.01	ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

The disclosure under the Introductory Note to this Current Report on Form 8-K is hereby incorporated herein by reference.

In connection with the consummation of the Merger, the following definitive material agreements were entered into by the Company and its affiliates or otherwise became effective; each of which was described in the proxy statement/prospectus forming a part of the Registration Statement (the “Proxy Statement/Prospectus”):

•
Relationship Agreement, dated as of July 1, 2025, by and among the Company, PCS Holding AG and Peter Spuhler, which is attached hereto as Exhibit 10.2; for a summary of the material terms of such agreement, please see the section of the Proxy Statement/Prospectus entitled “Other Related Agreements—Relationship Agreements;”

•
Relationship Agreement, dated as of July 1, 2025, by and among the Company and Gebuka AG, which is attached hereto as Exhibit 10.3; for a summary of the material terms of such agreement, please see the section of the Proxy Statement/Prospectus entitled “Other Related Agreements—Relationship Agreements;”

•
Relationship Agreement, dated as of July 1, 2025, by and among the Company and Barend Fruithof, which is attached hereto as Exhibit 10.4; for a summary of the material terms of such agreement, please see the section of the Proxy Statement/Prospectus entitled “Other Related Agreements—Relationship Agreements;”

•
Registration Rights Agreement, dated as of July 1, 2025, by and between the Company and PCS Holding AG, Peter Spuhler and Gebuka AG, which is attached hereto as Exhibit 10.5; for a summary of the material terms of such agreement, please see the section of the Proxy Statement/Prospectus entitled “Other Related Agreements—Registration Rights Agreement;”

•
Second Amended and Restated Shareholder Loan Agreement (2015), dated as of June 26, 2025, by and between the Company and PCS Holding AG, which is attached hereto as Exhibit 10.6; for a summary of the material terms of such agreement, please see the sections of the Proxy Statement/Prospectus entitled “Description of Material Indebtedness” and “Transactions with Related Persons of Aebi Schmidt and Certain Control Persons of Aebi Schmidt—Shareholder Loans and Subordination Agreements;”

•
Second Amended and Restated Shareholder Loan Agreement (2018), dated as of June 26, 2025, by and between the Company and PCS Holding AG, which is attached hereto as Exhibit 10.7; for a summary of the material terms of such agreement, please see the sections of the Proxy Statement/Prospectus entitled “Description of Material Indebtedness” and “Transactions with Related Persons of Aebi Schmidt and Certain Control Persons of Aebi Schmidt—Shareholder Loans and Subordination Agreements;”

•
Second Amended and Restated Shareholder Loan Agreement (2015), dated as of June 26, 2025, by and between the Company and Gebuka AG, which is attached hereto as Exhibit 10.8; for a summary of the material terms of such agreement, please see the sections of the Proxy Statement/Prospectus entitled “Description of Material Indebtedness” and “Transactions with Related Persons of Aebi Schmidt and Certain Control Persons of Aebi Schmidt—Shareholder Loans and Subordination Agreements;”

•
Second Amended and Restated Shareholder Loan Agreement (2018), dated as of June 26, 2025, by and between the Company and Gebuka AG, which is attached hereto as Exhibit 10.9; for a summary of the material terms of such agreement, please see the sections of the Proxy Statement/Prospectus entitled “Description of Material Indebtedness” and “Transactions with Related Persons of Aebi Schmidt and Certain Control Persons of Aebi Schmidt—Shareholder Loans and Subordination Agreements;”

•
Subordination Agreement, dated as of June 26, 2025, by and between the Company and UBS Switzerland AG and PCS Holding AG, which is attached hereto as Exhibit 10.10; for a summary of the material terms of such agreement, please see the section of the Proxy Statement/Prospectus entitled “Transactions with Related Persons of Aebi Schmidt and Certain Control Persons of Aebi Schmidt—Shareholder Loans and Subordination Agreements;” and

•
Subordination Agreement, dated as of June 26, 2025, by and between the Company and UBS Switzerland AG and Gebuka AG, which is attached hereto as Exhibit 10.11; for a summary of the material terms of such agreement, please see the section of the Proxy Statement/Prospectus entitled “Transactions with Related Persons of Aebi Schmidt and Certain Control Persons of Aebi Schmidt—Shareholder Loans and Subordination Agreements.”

In addition, in connection with the consummation of the Merger, the following definitive material agreement, was consummated:

•
The Credit Facilities Agreement dated March 10, 2025, by and among the Company as original borrower and original guarantor, certain subsidiaries of the Company as original obligors, UBS Switzerland AG as mandated lead arranger, agent, security agent and original lender, Zürcher Kantonalbank as lead arranger and original lender, and the other lenders party thereto (attached as Exhibit 10.5 to the Company’s Registration Statement) (the “New Credit Facilities Agreement”); see Exhibit 10.1 hereto; for a summary of the material terms of such agreement, please see the Proxy Statement/Prospectus including without limitation the section thereof entitled “Description of Material Indebtedness.”

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As described in the Introductory Note of this Current Report on Form 8-K, on July 1, 2025, the Merger was completed. Upon the consummation of the Merger, Shyft became a direct, wholly owned subsidiary of Holdco and an indirect, wholly owned subsidiary of the Company. The disclosure under the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosures under the Introductory Note of this Current Report on Form 8-K are incorporated herein by reference.

As of the consummation of the transactions contemplated by the Merger Agreement, the new credit facilities under the New Credit Facilities Agreement entered into effect and are providing the Company and its subsidiaries with aggregate facilities of $600,000,000 consisting of (1) a multicurrency senior secured amortizing term loan facility in an aggregate amount of up to $350,000,000 and (2) a multicurrency senior secured revolving loan facility in an aggregate amount of up to $250,000,000.  The new credit facilities are being used to refinance existing interest-bearing financial indebtedness of Aebi Schmidt and Shyft (and their subsidiaries) and to pay costs and expenses incurred in connection with such refinancing and the other transactions contemplated by the Merger Agreement. In addition, there is a new revolving credit facility that may be used for general corporate and working capital purposes (including permitted acquisitions).

The foregoing description of the New Credit Facilities Agreement does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the text of the New Credit Facilities Agreement, which is attached hereto as Exhibit 10.5 to the Registration Statement and is described in greater detail in Proxy Statement/Prospectus, including without limitation the section thereof entitled “Description of Material Indebtedness.”

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The disclosures under the Introductory Note of this Current Report on Form 8-K are incorporated herein by reference.

Pursuant to the Merger Agreement, and as disclosed in the Proxy Statement/Prospectus, as of the Effective Time, Mr. James Sharman, Mr. Michael Dinkins, Ms. Angela Freeman, Mr. Paul Mascarenas and Ms. Terri Pizzuto, each of whom was formerly a member of the board of directors of Shyft, joined the Company’s board of directors.  As a result, as of the Effective Time, the following individuals comprised the entire board of directors of the Company:

•	James Sharman, Chairperson

•	Barend Fruithof

•	Michael Dinkins

•	Angela Freeman

•	Paul Mascarenas

•	Terri Pizzuto

•	Peter Spuhler

•	Andreas Rickenbacher

•	Martin Ritter

•	Patrick Schaub

•	Daniela Spuhler-Hoffmann

As disclosed in the Proxy Statement/Prospectus, as of the Effective Time, Mr. Jacob Farmer, who previously served as Shyft’s President, Fleet Vehicles and Services and Specialty Vehicles, joined Aebi Schmidt’s executive board and became Aebi Schmidt’s President Commercial & Fleet.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

The disclosures under the Introductory Note of this Current Report on Form 8-K are incorporated herein by reference.

In connection with the consummation of the Merger, the following organizational documents of the Company entered into effect:

•
Amended Articles of Association of the Company, effective as of July 1, 2025, which are attached hereto as Exhibit 3.1; for a summary of the material terms of the Amended Articles of Association, please see the section of the Proxy Statement/Prospectus entitled “Description of the Capital Stock of the Combined Company and Amended Articles”; and

•
Organizational Regulations of the Company, effective as of July 1, 2025, which are attached hereto as Exhibit 3.2; for a description of certain material terms of the Organizational Regulations, please see the section of the Proxy Statement/Prospectus entitled “Comparison of the Rights of Shareholders.”

ITEM 5.05	AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

The disclosures under the Introductory Note of this Current Report on Form 8-K are incorporated herein by reference.

In connection with the consummation of the Merger, the Company adopted the Aebi Schmidt Code of Conduct, effective as of July 1, 2025, which is attached hereto as Exhibit 14.1.

ITEM 7.01	REGULATION FD DISCLOSURE.

The disclosures under the Introductory Note of this Current Report on Form 8-K are incorporated herein by reference.

On July 1, 2025, the Company issued a press release, written in German, announcing the consummation of the Merger.  A fair and accurate English translation of that press release is furnished as Exhibit 99.1 to this report.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

ITEM 8.01	OTHER EVENTS.

The disclosures under the Introductory Note of this Current Report on Form 8-K are incorporated herein by reference.

On June 28, 2025, the Company’s shareholders (such shareholders constituting the Company’s shareholders prior to the consummation of the Merger) resolved to create a segregated dividend reserve account out of the Company’s capital contribution reserves in the amount of CHF 6,000,000 for the distribution of future dividends.  The Company’s board of directors has discretion to distribute dividends denominated in U.S. Dollars from such reserve account (up to the amount of the reserve account) in one or more installments, in such amounts and on such record and payment dates as it may determine.  The Company plans to use the dividend reserve account to pay a quarterly dividend. The authorization of the Company’s board of directors to distribute such dividends expires on the date of the 2026 annual general meeting of the Company’s shareholders, at which time, any remaining balance in the reserve account will automatically be reallocated to the Company’s capital contribution reserves.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

 (d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of December 16, 2024, by and among The Shyft Group, Aebi Schmidt Holding AG, ASH US Group, LLC, and Badger Merger Sub, Inc. (attached as Exhibit 2.1 to the Company's Registration Statement on Form S-4 filed on May 12, 2025 (File No. 333-286373))#

3.1	Amended Articles of Association of Aebi Schmidt Holding AG, effective as of July 1, 2025*

3.2	Organizational Regulations of the Company, effective as of July 1, 2025*

10.1
Credit Facilities Agreement dated March 10, 2025, by and among the Company as original borrower and original guarantor, certain subsidiaries of the Company as original obligors, UBS Switzerland AG as mandated lead arranger, agent, security agent and original lender, Zürcher Kantonalbank as lead arranger and original lender, and the other lenders party thereto*#

10.2	Relationship Agreement, by and among the Company, PCS Holding AG and Peter Spuhler, dated as of July 1, 2025*

10.3	Relationship Agreement, by and among the Company and Gebuka AG, dated as of July 1, 2025*

10.4	Relationship Agreement, by and among the Company and Barend Fruithof, dated as of July 1, 2025*

10.5	Registration Rights Agreement, by and between the Company and PCS Holding AG, Peter Spuhler and Gebuka AG, dated as of July 1, 2025*

10.6	Second Amended and Restated Shareholder Loan Agreement (2015) by and between the Company and PCS Holding AG, dated as of June 26, 2025*

10.7	Second Amended and Restated Shareholder Loan Agreement (2018) by and between the Company and PCS Holding AG, dated as of June 26, 2025*

10.8	Second Amended and Restated Shareholder Loan Agreement (2015) by and between the Company and Gebuka AG (2015), dated as of June 26, 2025*

10.9	Second Amended and Restated Shareholder Loan Agreement (2018) by and between the Company and Gebuka AG, dated as of June 26, 2025*

10.10	Subordination Agreement, by and between the Company and UBS Switzerland AG and PCS Holding AG, dated as of June 26, 2025*

10.11	Subordination Agreement, by and between the Company and UBS Switzerland AG and Gebuka AG, dated as of June 26, 2025 (personal information redacted)*

14.1	Code of Conduct of the Company, effective as of July 1, 2025*

99.1	Press Release, dated July 1, 2025*

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
*        Filed herewith.
#       Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Aebi Schmidt agrees to furnish supplementally a copy of any omitted attachment to the Securities and Exchange Commission on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Aebi Schmidt Holding AG has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2025	AEBI SCHMIDT HOLDING AG

	By:	/s/ Barend Fruithof
	Name:	Barend Fruithof
	Title:	Group CEO

	By:	/s/ Thomas Schenkirsch
	Name:	Thomas Schenkirsch
	Title:	Head Group Strategic Development